UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2010

COUNTERPATH CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50346
(Commission File Number)

20-0004161
(IRS Employer Identification No.)

300-505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3
(Address of principal executive offices and Zip Code)

604.320.3344
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 27, 2010, we held our annual and special meeting of stockholders.  The final voting results for each of the proposals submitted to a vote of the stockholders are set forth below.

Election of Directors

At the annual and special meeting, our stockholders voted on the election of our directors with the following votes:

	For	Withheld	Abstain	Broker Non-Votes
Mark Bruk	18,953,848	6,669	1,444,697	9,562,112

Peter Charbonneau	18,953,848	6,669	1,444,697	9,562,112

Chris Cooper	18,953,848	6,669	1,444,697	9,562,112

William Jin	18,953,848	6,669	1,444,697	9,562,112

Donovan Jones	18,853,640	6,877	1,544,697	9,562,112

Owen Matthews	18,953,848	6,669	1,444,697	9,562,112

Terence Matthews	18,953,848	6,669	1,444,697	9,562,112

Greg Pelling	18,937,191	23,326	1,444,697	9,562,112

Larry Timlick	18,953,848	6,669	1,444,697	9,562,112

As a result, Mark Bruk, Peer Charbonneau, Chris Cooper, William Jin, Donovan Jones, Owen Matthews, Terence Matthews, Greg Pelling and Larry Timlick were elected as directors of our company for a one-year term expiring on the day of the 2011 meeting of stockholders.

Appointment of BDO Canada LLP, Chartered Accountants

At the annual and special meeting, our stockholders ratified the selection of BDO Canada LLP, Chartered Accountants, as auditors of our company with the following votes:

For	Against	Abstain	Broker Non-Votes
20,212,613	40,759	151,842	8,269,257

Auditors’ Remuneration

At the annual and special meeting, our stockholders authorized the directors of our company to fix the auditors’ remuneration with the following votes:

For	Against	Abstain	Broker Non-Votes
20,318,121	77,093	10,000	8,127,415

Consolidation of the 2004 Stock Option Plan and the Amended and Restated 2005 Stock Option Plan into one plan referred to as the 2010 Stock Option Plan

At the annual and special meeting, our stockholders ratified and approved the consolidation of the 2004 Stock Option Plan and the Amended and Restated 2005 Stock Option Plan into one plan referred to as the 2010 Stock Option Plan with the following votes:

For	Against	Abstain	Broker Non-Votes
18,996,138	88,699	1,320,377	9,437,792

Increase in the number of shares reserved for issuance under the Deferred Share Unit Plan by 500,000 shares

At the annual and special meeting, our stockholders approved the increase in the number of shares reserved for issuance under the Deferred Share Unit Plan by 500,000 shares with the following votes:

For	Against	Abstain	Broker Non-Votes
18,867,795	92,011	1,445,408	9,562,823

Exchange and Cancellation of 589,000 stock options held by Donovan Jones

At the annual and special meeting, our stockholders ratified and approved the exchange and cancellation of 589,000 stock options held by Donovan Jones, our President and Chief Executive Officer, for 500,000 deferred share units to be issued to Mr. Jones with the following votes:

For	Against	Abstain	Broker Non-Votes
18,867,092	93,487	1,388,749	9,562,050

The votes of 55,886 shares held by Donovan Jones were not counted for this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTERPATH CORPORATION

By:  /s/ David Karp
David Karp
Chief Financial Officer

Dated:  October 7, 2010